Exhibit 10.1
InterCloud Systems, Inc.
1030 Broad Street
Suite 102
Shrewsbury, NJ 07702
(561) 988-1988

May 30th, 2014

Gentlemen:

Reference is made to the INTEREST PURCHASE AGREEMENT, dated as of March 19, 2014 (the “Agreement”), made and entered into by and among VAULTLOGIX, LLC, a Delaware limited liability company (“VL”), DATA PROTECTION SERVICES, LLC, a Delaware limited liability company (“DPS”), U.S. DATA SECURITY ACQUISITION, LLC, a Delaware limited liability company (“USDSA”, and together with VL and DPS, the “Company”), LONDON BAY – VL ACQUISITION COMPANY, LLC, a Delaware limited liability company (“Holding Company”), TIER 1 SOLUTIONS, INC. (“Tier 1”, and together with Holding Company, the “Sellers”) and INTERCLOUD SYSTEMS, INC., a Delaware corporation (“Buyer”). Terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

This letter will confirm our understanding and agreement that the Agreement shall be hereby amended such that the Final Termination Date, as defined in Section 9.1(d) of the Agreement, shall hereby be extended to July 25, 2014, contingent upon the payment of the amount of $500,000 in cash (the “Extension Fee”) to WestView Capital Partners II, L.P., as agent for the Company and the Sellers (the “Agent”), within ten (10) business days of receipt of each party’s signature to this letter agreement, and in no event later than June 13, 2014, at the following account:

Bank:	Sovereign Bank
ABA #:	011-075-150
Account Name:	WestView Capital Partners II, L.P.
Account Number:	10021930267
Attn:	Jennifer Theofanidis - 617-439-3281
Reference:	VaultLogix

The payment of the Extension Fee shall be treated as a deposit on the Closing Date Cash Payment, and the Closing Date Cash Payment payable at Closing shall thereafter be reduced by the Extension Fee.  For the avoidance of doubt, upon payment, the Extension Fee shall be non-refundable.  In the event that the Extension Fee is not received by the Agent on or prior to the close of business on June 13, 2014, (i) the amendments contemplated hereby shall be null and void, as though never executed, and (ii) the Company shall be entitled to terminate the Agreement and receive the Break-Up Fee as set forth in Section 9.4 of the Agreement.  For purposes of a claim to the Break-Up Fee in the event that the Extension Fee is not received by the Agent on or prior to the close of business on June 13, 2014, the parties to this letter hereby agree that June 13, 2014 shall be the “Final Termination Date”, and further agree that the Company shall be entitled to the Break-Up Fee regardless of any other purported expiration or termination of the Agreement, provided that the other terms and conditions of Section 9.4 of the Agreement are satisfied.

Upon receipt of the Extension Fee by the Agent in cash, the parties hereto agree that the obligation of the Buyer to pay the Break-Up Fee under Section 9.4 of the Agreement shall be of no further force and effect, and Buyer shall have no obligation to pay such Break-Up Fee.

Except as amended by this letter agreement, the Agreement shall otherwise remain in full force and effect and the parties hereby jointly and individually, ratify and reaffirm the terms, covenants, representations, warranties and conditions thereof.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this letter agreement, whereupon it will become a binding agreement between the parties to the Agreement in accordance with its terms.

Very truly yours, INTERCLOUD SYSTEMS INC. By: /s/ Mark E. Munro Name: Mark E. Munro Title: Chief Executive Officer

Accepted and Agreed to this
30th day of May, 2014.

SELLERS:

LONDON BAY – VL ACQUISITION
COMPANY, LLC

By: /s/ Matthew T. Carroll
Name:  Matthew T. Carroll
Title:    Authorized Person

TIER 1 SOLUTIONS, INC.

By: /s/ Timothy A. Hannibal
Name:  Timothy A. Hannibal
Title:    Authorized Person

COMPANY:

VAULTLOGIX, LLC

By: /s/ Timothy A. Hannibal
Name:  Timothy A. Hannibal
Title:    Secretary

DATA PROTECTION SERVICES, LLC

By: /s/ Timothy A. Hannibal
Name:  Timothy A. Hannibal
Title:    Secretary

U.S. DATA SECURITY ACQUISITION, LLC

By: /s/ Timothy A. Hannibal
Name:  Timothy A. Hannibal
Title:    Secretary

[Signature Page to Extension Letter]